UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 24, 2017
T-MOBILE US, INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE	1-33409	20-0836269
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation or organization)		Identification No.)

12920 SE 38th Street
Bellevue, Washington	98006-1350
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (425) 378-4000
(Former Name or Former Address, if Changed Since Last Report):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 — Results of Operations and Financial Condition
On April 24, 2017, T-Mobile US, Inc. issued a press release announcing the financial and operating results for T-Mobile US, Inc. for the quarter ended March 31, 2017. The text of the press release and accompanying financial information are attached as exhibits and incorporated herein by reference.

Item 9.01 — Financial Statements and Exhibits
The following exhibits are furnished as part of this report:
(d) Exhibits:

Exhibit	Description
99.1	Press release, dated April 24, 2017, entitled "T-Mobile Celebrates 4 Years as a Public Company with Industry Leading Customer & Financial Growth and Game-Changing Spectrum Auction Results"
99.2	Investor Factbook of T-Mobile US, Inc. First Quarter 2017 Results

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

T-MOBILE US, INC.

April 24, 2017	/s/ J. Braxton Carter
J. Braxton Carter Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Press release, dated April 24, 2017, entitled "T-Mobile Celebrates 4 Years as a Public Company with Industry Leading Customer & Financial Growth and Game-Changing Spectrum Auction Results"
99.2	Investor Factbook of T-Mobile US, Inc. First Quarter 2017 Results